================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 9, 2002
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                   1-10809                 98-0191089
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



================================================================================

Item 5. Other events.


On August 9, 2002, XL Capital Ltd, a Cayman Islands exempted limited company (the "Registrant"), entered into an Underwriting Agreement together with a related Pricing Agreement forming a part thereof dated the date thereof with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and the other underwriters named on Schedule I of the Pricing Agreement, pursuant to which the Company agreed to issue and sell up to 9,200,000 of its 8.00% Series A Preference Ordinary Shares, par value $0.01 per share.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the shelf registration statement on Form S-3 (Registration No. 333-75240) filed by the Registrant, XL Capital Finance (Europe) plc, XL Capital Trust I, XL Capital Trust II, and XL Capital Trust III (the "Registration Statement"), and such Exhibits are hereby incorporated into the Registration Statement by reference.


Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

        Exhibit No.             Description

          1.1(c) Underwriting Agreement, dated August 9, 2002, by and among XL
               Capital Ltd, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and the other underwriters named on Schedule I of the related Pricing Agreement forming a part thereof dated the date thereof.

          1.1(d) Pricing Agreement, dated August 9, 2002, by and among XL
               Capital Ltd, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and the other underwriters named on Schedule I thereto.

          4.17 Excerpts from the Authorizing Resolutions of the Special Finance Committee of XL Capital Ltd, dated July 29, 2002.

          12.1 Statement regarding Computation of Earnings to Fixed Charges and Earnings to Preference Ordinary Share Dividends (supercedes
               Exhibit 12.1 to the Registrant's Registration Statement on Form S-3 filed with the SEC on October 22, 2001 (Registration No. 333-72018)).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 13, 2002


                               XL CAPITAL LTD


                               By:   /s/ Jerry de St. Paer
                                    --------------------------------------------
                                    Name:   Jerry de St. Paer
                                    Title:   Executive Vice President &
                                               Chief Financial Officer